EXHIBIT 23.2



                  CONSENT OF INDEPENDENT CHARTERED ACCOUNTANTS




We consent to the reference to our firm under the caption "Interest of Named Experts and Counsel" and to the use of our report dated March 3, 2000, in the Registration Statement (Form SB-2) and related Prospectus of Unity Wireless Corporation (formerly Sonic Systems Corporation) dated October 10, 2001.



                                                         /s/ Ernst & Young LLP
Vancouver, Canada,                                       Chartered Accountants
October 10, 2001